HIGHLAND FUNDS II

Equity Funds	Income Funds	Asset Allocation Funds

Highland Dividend Equity Fund	Highland Fixed Income Fund	Highland Global Allocation Fund
Class A – Ticker: HDFAX	Class A – Ticker: HFBAX	Class A – Ticker: HCOAX
Class C – Ticker: HDFCX	Class C – Ticker: HFBCX	Class C – Ticker: HCOCX
Class R – Ticker: HDFRX	Class R – Ticker: HFBRX	Class R – Ticker: HCORX
Class Y – Ticker: HDFYX	Class Y – Ticker: HFBYX	Class Y – Ticker: HCOYX

Highland Premier Growth Equity Fund	Highland Tax-Exempt Fund	Highland Total Return Fund
Class A – Ticker: HPEAX	Class A – Ticker: HTXAX	Class A – Ticker: HTAAX
Class C – Ticker: HPECX	Class C – Ticker: HTXCX	Class C – Ticker: HTACX
Class R – Ticker: HPERX	Class Y – Ticker: HTXYX	Class R – Ticker: HTARX
Class Y – Ticker: HPEYX		Class Y – Ticker: HTAYX

Highland Small-Cap Equity Fund
Class A – Ticker: HSZAX
Class C – Ticker: HSZCX
Class R – Ticker: HSZRX
Class Y – Ticker: HSZYX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 3, 2014 to the Prospectus for the Funds dated February 1, 2014 as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective until February 28, 2014, the first paragraph of the section “Reduced Class A Sales Charge for Class A Shares” under the heading “Shareholder Guide-How to Invest in Highland Funds II-Choosing a Share Class-Purchasing Class A Shares” on page 60 of the Prospectus is hereby deleted in its entirety and replaced with the following:

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF), Highland Funds II, the Money Market Fund and the Liquid Reserves Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees.

Effective until February 28, 2014, the fourth paragraph of the section “Exchange of Shares” under the heading “Shareholder Guide-How to Invest in Highland Funds II- Choosing a Share Class” on page 47 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Until February 28, 2014, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Portfolio of The RBB Fund, Inc. (the “Money Market Fund”), a money market mutual fund advised by BlackRock Advisors, LLC. The minimum to open an account in the Money Market Fund is currently $1,000. Call 1-877-665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

If the shares of the Funds or any Participating Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Liquid Reserves Fund or Money Market Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Liquid Reserves Fund or the Money Market Fund and will be calculated without regard to the holding time of the Liquid Reserves Fund or the Money Market Fund, as applicable.

After February 28, 2014, the Money Market Fund will no longer be offered as an exchange option.

HFII-SUP-2/3/14

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE